UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 17, 2006

ACCELRYS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-27118	33-0557266
(State or other jurisdiction of incorporation or organization)	Commission file number	(I.R.S. Employer identification number)

10188 Telesis Court, San Diego, California 92121-1761
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (858) 799-5000

N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
On April 17, 2006 Accelrys, Inc. (the “Company”) announced that NASDAQ granted its requested extension to May 31, 2006 to file its Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2005.
A copy of the press release issued by the Company on April 17, 2006 is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits. 99.1 Press release dated April 17, 2006 announcing the Company’s extension to file Form 10-Q for the quarter ended December 31, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCELRYS, INC.

Date: April 17, 2006	By:	/s/ David Sankaran
David Sankaran
Senior Vice President and Chief Financial Officer